united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Pinnacle Sherman Multi-Strategy Core Fund

Class A Shares (APSHX)
Class C Shares (CPSHX)
Class I Shares (IPSHX)

Pinnacle TrendRating Innovative Equity Fund

Class A Shares (APTRX)
Class C Shares (CPTRX)
Class I Shares (IPTRX)

Annual Report
September 30, 2020

1-888-985-9830
www.pinnacledynamicfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.pinnacledynamicfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Pinnacle Sherman Multi Strategy Core Fund
Pinnacle TrendRating Innovative Equity Fund

Dear Shareholders:

We are pleased to present you with the Annual Report for September 30, 2020 for the Pinnacle Sherman Multi Strategy Core Fund and the Pinnacle TrendRating Innovative Equity Fund.

Pinnacle Sherman Multi Strategy Core Fund (the Fund)

As of September 30, 2020, the Fund returned the following (Inception date October 1, 2015):

Pinnacle Sherman Multi Strategy Core Fund Share Class	1 Year	Since Inception
Class A share (APSHX) – load waived	14.81%	5.63%
Class C share (CPSHX) – No Load	13.92%	4.84%
Class I share (IPSHX)	15.10%	5.91%
Load Adjusted
Class A share (APSHX)	8.22%	4.38%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 1.98% for Class A, 2.73% for Class C and 1.73% for Class I. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (1 year and since inception (10/1/15)) the Fund’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index®, gained 6.79% and 8.81% respectively and the Fund’s Morningstar category average, Morningstar Tactical Allocation®, gained 3.92% and 4.52% respectively.

The past year has been a good year for the Fund and this can be seen in the performance of the Fund relative to both its primary benchmark (IPSHX 15.10% vs. benchmark 6.79%) and its Morningstar Category (IPSHX 15.10% vs. Morningstar Tactical Allocation category average 3.92%). In fact, the strength of the Fund during the past year has now enabled the Fund to outperform the Morningstar Tactical Allocation category average since the Fund’s inception (IPSHX 5.91% vs. 4.52%).

8172-NLD-11/18/2020

COVID-19 Crisis

Obviously COVID-19 and all its ramifications played havoc with the equity markets in late February and March. We were very pleased to see how the Fund performed with its risk management signals during this time.

In addition, we’ve been pleased with how the Fund has also performed since the end of March. We believe this shows the ability of the Fund to help mitigate drawdowns in extreme bear markets, while still providing the opportunity to provide good, solid returns in up trending markets.

Here’s a breakdown of the last year into different time periods:

	9/30/19 -	2/19/20 -	3/23/20 -	1 Year as of
	2/19/20	3/23/20	9/30/20	9/30/2020
IPSHX – Multi Strategy	10.37	-21.26	32.44	15.10
MSTAR Tactical Category	7.20	-21.38	22.42	3.17
DJ Moderately Aggressive TR	9.24	-29.97	39.58	6.79
S&P 500 TR	14.61	-33.79	51.75	15.15

As you can see and may remember, the equity markets were doing well up until the latter part of February 2020. (with the S&P 500 peaking on 2/19/20) This is when the severe downtrend started to take hold and lasted a little more than a month as the S&P 500 bottomed on 3/23/2020. The combination of the amount of loss in the S&P 500 and the speed at which it took place was unprecedented.

The ability of the Fund to navigate this type of market environment was positive as it did a good job keeping up with its more aggressive benchmark, the DJ Moderately Aggressive TR, during the two positive periods, while managing downside risk during the late February to late March decline.

Based on the goals and objectives of the Fund we are extremely pleased with how the Fund performed and believe it is positioned well moving into the future.

Pinnacle TrendRating Innovative Equity Fund (the Fund)

As of September 30, 2020, the Fund returned the following (Inception date December 3, 2018):

Pinnacle TrendRating Innovative Equity Fund	1 Year	Since Inception
Share Class
Class A share (APTRX) – load waived	16.52%	15.03%
Class C share (CPTRX) – No Load	16.70%	15.12%
Class I share (IPTRX)	16.69%	15.17%
Load Adjusted
Class A share (APTRX)	9.78%	11.35%

8172-NLD-11/18/2020

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 13.38% for Class A, 14.13% for Class C and 13.13% for Class I. The net operating expenses are Class A 1.24%, Class C 1.99%, and Class I 0.99%.The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until January 31, 2021, to ensure that the net annual fund operating expenses will not exceed 1.24%, 1.99%, and 0.99% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (one year and since inception (12/3/2018)) the Fund’s primary benchmark, the S&P 500 Total Return Index, gained 15.15% and 12.97% respectively.

We’re pleased with how the Fund performed over that past year and since inception. As you’ll recall the Fund invests in large company, domestic stocks and uses a Trendrating’s trend capture analytics to rank stocks based on a Smart Momentum Score. The Fund holds the top 25 ranked stocks and updates this monthly. Over time we believe the ability of the Fund to adapt to changing market dynamics will allow it to be a strong performer in the active investment management space.

COVID-19 Crisis

Obviously COVID-19 and all its ramifications played havoc with the equity markets in late February and March

Here’s a breakdown of the last year into different time periods:

	9/30/19 -	2/19/20 -	3/23/20 -	1 Year as of
	2/19/20	3/23/20	9/30/20	9/30/2020
IPTRX – TrendRating	17.96	-31.53	44.47	16.69
S&P 500 TR	14.61	-33.79	51.75	15.15

As we mentioned previously and as you can see and may remember, the equity markets were doing well up until the latter part of February 2020. (with the S&P 500 peaking on 2/19/20) This is when the severe downtrend started to take hold and lasted a little more than a month as the S&P 500 bottomed on 3/23/2020. The combination of the amount of loss in the S&P 500 and the speed at which it took place was unprecedented.

We’re pleased with how the Fund performed during this time of severe market stress. Even though the Fund is a more focused fund (25 stocks) it performed slightly better than its index during the downtrend from late February to late March. The time periods surrounding the downturn were split between the

8172-NLD-11/18/2020

Fund outperforming for one of the time periods and underperforming the other. This is to be expected as the Fund will have periods of underperformance. The goal is over time the outperformance is better than the underperformance and gives a benefit to the investor. This is what we see both on the one-year performance and the since inception performance.

Based on the goals and objectives of the Fund we are extremely pleased with how the Fund performed and believe it is positioned well moving into the future.

Definitions/Glossary

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category, but returns do not reflect any sales charges. The category average is not available for direct investment.

S&P 500®Total Return- The S&P 500® Total Return Index is a free-fl oat market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

8172-NLD-11/18/2020

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmark:

			Annualized
		Annualized	Inception*** -
	One Year	Three Years	September 30, 2020
Pinnacle Sherman Multi-Strategy Core Fund - Class A	14.81%	4.03%	5.63%
Pinnacle Sherman Multi-Strategy Core Fund - Class A with load	8.22%	1.99%	4.38%
Pinnacle Sherman Multi-Strategy Core Fund - Class C	13.92%	3.26%	4.84%
Pinnacle Sherman Multi-Strategy Core Fund - Class I	15.10%	4.30%	5.91%
Dow Jones Moderately Aggressive Portfolio Index **	6.79%	6.04%	8.81%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 1.98% for Class A shares, 2.73% for Class C shares and 1.73% for Class I shares per the February 1, 2020 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Moderately Aggressive Portfolio Index. The Index is calculated on a total return basis with dividends reinvested. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

***	Inception date is October 1, 2015.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2020 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	74.5%
Common Stock	23.7%
Other Assets in Excess of Liabilities	1.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmark:

		Annualized
		Inception*** -
	One Year	September 30, 2020
Pinnacle TrendRating Innovative Equity Fund - Class A	16.52%	15.03%
Pinnacle TrendRating Innovative Equity Fund - Class A with load	9.78%	11.35%
Pinnacle TrendRating Innovative Equity Fund - Class C	16.70%	15.12%
Pinnacle TrendRating Innovative Equity Fund - Class I	16.69%	15.17%
S&P 500 Index **	15.15%	12.97%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 13.38% for Class A shares, 14.13% for Class C shares and 13.13% for Class I shares per the February 1, 2020 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

***	Inception date is December 3, 2018.

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2020 are as follows:

Asset Class	% of Net Assets
Common Stock	88.1%
REITS	10.2%
Other Assets in Excess of Liabilities	1.7%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Pinnacle Sherman Multi-Strategy Core Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 23.7%
	E-COMMERCE DISCRETIONARY - 3.2%
562	Amazon.com, Inc. *	$1,769,586

	MEDICAL EQUIPMENT & DEVICES - 3.4%
6,891	ABIOMED, Inc. *	1,909,221

	RETAIL - DISCRETIONARY - 3.5%
61,055	L Brands, Inc.	1,942,160

	SEMICONDUCTORS - 7.3%
19,765	Advanced Micro Devices, Inc. *	1,620,532
4,598	NVIDIA Corp.	2,488,530
		4,109,062
	TECHNOLOGY HARDWARE - 2.9%
13,910	Apple, Inc.	1,610,917

	TECHNOLOGY SERVICES - 3.4%
9,813	PayPal Holdings, Inc. *	1,933,455

	TOTAL COMMON STOCK (Cost $12,687,275)	13,274,401

	EXCHANGE TRADED FUNDS - 74.5%
	EQUITY FUNDS - 74.5%
35,200	Invesco QQQ Trust Series 1	9,779,968
12,215	Invesco S&P 500 Top 50 ETF	3,199,597
9,445	iShares Core S&P 500 ETF	3,174,087
18,460	iShares Morningstar Large-Cap Growth ETF	4,937,110
15,005	iShares Morningstar Mid-Cap Growth ETF	4,808,352
20,480	iShares S&P 100 ETF	3,189,351
20,975	iShares S&P 500 Growth ETF	4,846,903
29,540	iShares U.S. Basic Materials ETF	2,917,075
26,680	Vanguard Mid-Cap Growth ETF	4,806,135
		41,658,578

	TOTAL EXCHANGE TRADED FUNDS (Cost $36,647,315)	41,658,578

	TOTAL INVESTMENTS - 98.2% (Cost $49,334,590)	$54,932,979
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%	1,016,178
	NET ASSETS - 100.0%	$55,949,157

* - Non income producing security

ETF - Exchange Traded Fund

S&P - Standard and Poor’s

See Accompanying Notes to Financial Statements

Pinnacle TrendRating Innovative Equity Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 88.1%
	BIOTECH & PHARMA - 6.8%
374	Regeneron Pharmaceuticals, Inc. *	$209,358
743	Vertex Pharmaceuticals, Inc. *	202,185
		411,543
	E-COMMERCE DISCRETIONARY - 12.7%
91	Amazon.com, Inc. *	286,534
4,548	eBay, Inc.	236,951
228	MercadoLibre, Inc. *	246,805
		770,290
	ENTERTAINMENT CONTENT - 4.1%
3,056	Activision Blizzard, Inc.	247,383

	HEALTH CARE FACILITIES & SERVICES - 3.4%
502	Humana, Inc.	207,773

	INTERNET MEDIA & SERVICES - 7.8%
473	Netflix, Inc. *	236,514
228	Shopify, Inc. *	233,237
		469,751
	LEISURE FACILITIES & SERVICES - 4.2%
205	Chipotle Mexican Grill, Inc. *	254,961

	MEDICAL EQUIPMENT & DEVICES - 3.6%
525	DexCom, Inc. *	216,421

	METAL & MINING - 7.4%
1,442	Franco-Nevada Corp.	201,274
3,916	Newmont Corp.	248,470
		449,744
	RETAIL - DISCRETIONARY- 8.3%
1,665	Lowe’s Cos., Inc.	276,157
690	Lululemon Athletica, Inc. *	227,265
		503,422
	SEMICONDUCTORS - 5.2%
583	NVIDIA Corp.	315,531

	SOFTWARE - 7.6%
1,091	DocuSign, Inc. *	234,827
902	Twilio, Inc. *	222,875
		457,702
	TECHNOLOGY SERVICES - 8.3%
1,291	PayPal Holdings, Inc. *	254,366
683	S&P Global, Inc.	246,290
		500,656
	TELECOMMUNICATIONS - 4.1%
2,150	T-Mobile US, Inc. *	245,874

	TRANSPORTATION & LOGISTICS - 4.6%
1,107	FedEx Corp.	278,433

	TOTAL COMMON STOCK (Cost $4,694,520)	5,329,484

	REITS - 10.2%
1,323	Digital Realty Trust, Inc.	194,163
285	Equinix, Inc.	216,638
656	SBA Communications Corp.	208,923
	TOTAL REITS (Cost $549,271)	619,724

	TOTAL INVESTMENTS - 98.3% (Cost $5,243,791)	$5,949,208
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%	105,064
	NET ASSETS - 100.0%	$6,054,272

* - Non income producing security

S&P - Standard and Poor’s

See Accompanying Notes to Financial Statements

Pinnacle Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2020

	Pinnacle Sherman	Pinnacle TrendRating
	Multi-Strategy Core Fund	Innovative Equity Fund
ASSETS
Investment Securities:
At cost	$49,334,590	$5,243,791
At value	54,932,979	5,949,208
Cash and cash equivalents	8,098,061	116,609
Receivable for securities sold	7,502,372	—
Due from Adviser	—	8,294
Dividends and interest receivable	14,764	1,264
Receivable for Fund shares sold	50,925	—
Prepaid expenses and other assets	30,710	4,483
TOTAL ASSETS	70,629,811	6,079,858

LIABILITIES
Payable for investments purchased	14,581,830	—
Investment advisory fees payable	38,114	—
Distribution (12b-1) fees payable	11,223	—
Payable to related parties	14,825	4,022
Trustee fees payable	5,779	2,737
Accrued expenses and other liabilities	28,883	18,827
TOTAL LIABILITIES	14,680,654	25,586
NET ASSETS	$55,949,157	$6,054,272

Net Assets Consist Of:
Paid in capital	$54,137,816	$5,344,595
Accumulated earnings	1,811,341	709,677
NET ASSETS	$55,949,157	$6,054,272

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,519,146	$371
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	719,471	29
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$11.84	$12.77	(b)
Maximum offering price per share (maximum sales charge of 5.75%)	$12.56	$13.55

Class C Shares:
Net Assets	$11,636,515	$13
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,015,214	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.46	$12.79	(b)

Class I Shares:
Net Assets	$35,793,496	$6,053,888
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,002,523	473,135
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.92	$12.80

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	NAV does not recalculate due to rounding of shares of beneficial interest outstanding.

See Accompanying Notes to Financial Statements.

Pinnacle Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2020

	Pinnacle Sherman	Pinnacle TrendRating
	Multi-Strategy Core Fund	Innovative Equity Fund
INVESTMENT INCOME
Dividends (including $0, $820 of foreign witholding tax)	$386,505	$40,040
Interest	8,074	616
TOTAL INVESTMENT INCOME	394,579	40,656

EXPENSES
Investment advisory fees	355,766	32,976
Distribution (12b-1) fees:
Class A	16,616	8
Class C	111,294	—
Registration fees	50,555	3,087
Transfer agent fees	30,219	13,588
Administrative services fees	30,009	39,160
Accounting services fees	24,414	21,141
Printing and postage expenses	22,040	4,743
Trustees fees and expenses	17,754	14,352
Legal fees	13,685	11,256
Compliance officer fees	13,590	8,012
Third party administrative servicing fees	9,633	31
Custodian fees	5,790	5,087
Audit fees	1,756	17,035
Insurance expense	1,401	40
Other expenses	1,384	1,084
TOTAL EXPENSES	705,906	171,600

Less: Fees waived / expenses reimbursed by the adviser	(136,108)	(127,954)
NET EXPENSES	569,798	43,646
NET INVESTMENT LOSS	(175,219)	(2,990)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions and foreign currency transactions	2,308,610	8,091
Net change in unrealized appreciation on investments	3,643,660	584,304

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,952,270	592,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,777,051	$589,405

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
FROM OPERATIONS
Net investment income (loss)	$(175,219)	$139,631
Net realized gain (loss) from security transactions	2,308,610	(4,464,094)
Net change in unrealized appreciation (depreciation) on investments	3,643,660	(5,724,945)
Net increase (decrease) in net assets resulting from operations	5,777,051	(10,049,408)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(24,748)	(393,920)
Class C	—	(782,391)
Class I	(114,703)	(1,336,862)
Total Distributions to Shareholders	(139,451)	(2,513,173)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	794,221	1,039,524
Class C	430,657	441,412
Class I	17,296,150	2,078,560
Shares issued to shareholders in reinvestment (Note 8):
Class A	3,452,626	—
Class C	557,691	—
Class I	4,672,797	—
Net asset value of shares issued in reinvestment of distributions:
Class A	23,505	365,229
Class C	—	711,208
Class I	111,877	1,301,047
Payments for shares redeemed:
Class A	(4,100,649)	(10,165,690)
Class C	(2,988,471)	(11,776,094)
Class I	(3,522,155)	(31,899,924)
Redemption fee proceeds:
Class A	76	584
Class C	4	120
Class I	271	608
Net increase (decrease) in net assets resulting from shares of beneficial interest	16,728,600	(47,903,416)

TOTAL (INCREASE) DECREASE IN NET ASSETS	22,366,200	(60,465,997)

NET ASSETS
Beginning of Year	33,582,957	94,048,954
End of Year	$55,949,157	$33,582,957

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
SHARE ACTIVITY
Class A:
Shares Sold	66,757	102,504
Shares issued due to merger (Note 8)	357,755	—
Shares Reinvested	2,174	37,769
Shares Redeemed	(387,266)	(978,868)
Net increase (decrease) in shares of beneficial interest outstanding	39,420	(838,595)

Class C:
Shares Sold	39,616	43,451
Shares issued due to merger (Note 8)	59,471	—
Shares Reinvested	—	75,340
Shares Redeemed	(286,947)	(1,191,188)
Net decrease in shares of beneficial interest outstanding	(187,860)	(1,072,397)

Class I:
Shares Sold	1,459,351	197,435
Shares issued due to merger (Note 8)	481,637	—
Shares Reinvested	10,302	133,715
Shares Redeemed	(329,547)	(3,213,268)
Net increase (decrease) in shares of beneficial interest outstanding	1,621,743	(2,882,118)

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019*
FROM OPERATIONS
Net investment loss	$(2,990)	$(1,259)
Net realized gain from security transactions and foreign currency transactions	8,091	30,271
Net change in unrealized appreciation on investments	584,304	121,113
Net increase in net assets resulting from operations	589,405	150,125

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(119)	—
Class C	0 (a)	—
Class I	(29,782)	—
Net decrease in net assets resulting from distributions to shareholders	(29,901)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10,775	5,009
Class C	—	10
Class I	3,497,243	1,824,530
Net asset value of shares issued in reinvestment of distributions:
Class A	119	—
Class C	0 (a)	—
Class I	29,510	—
Payments for shares redeemed:
Class A	(16,953)	—
Class I	(5,600)	—
Net increase in net assets resulting from shares of beneficial interest	3,515,094	1,829,549

TOTAL INCREASE IN NET ASSETS	4,074,598	1,979,674

NET ASSETS
Beginning of Year/Period	1,979,674	—
End of Year/Period	$6,054,272	$1,979,674

SHARE ACTIVITY
Class A:
Shares Sold	975	474
Shares Reinvested	10	—
Shares Redeemed	(1,430)	—
Net increase (decrease) in shares of beneficial interest outstanding	(445)	474

Class C:
Shares Sold	—	1
Shares Reinvested	0 (a)	—
Net increase in shares of beneficial interest outstanding	0 (a)	1

Class I:
Shares Sold	293,052	177,990
Shares Reinvested	2,580	—
Shares Redeemed	(487)	—
Net increase in shares of beneficial interest outstanding	295,145	177,990

*	The Pinnacle TrendRating Innovative Equity Fund commenced operations on December 3, 2018.

(a)	Less than $1.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class A	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.36	$11.71	$11.61	$10.53	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.05)	0.04	(0.01)	(0.01)	0.01
Net realized and unrealized gain / (loss) on investments	1.58	(1.04)	0.80	1.15	0.52	(10)
Total from investment operations	1.53	(1.00)	0.79	1.14	0.53
Less distributions from:
Net investment income	(0.05)	—	—	(0.02)	—
Net realized gains	—	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.05)	(0.35)	(0.69)	(0.06)	—
Paid-in-Capital From Redemption Fees (2) (9)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.84	$10.36	$11.71	$11.61	$10.53
Total return (3)	14.81%	(8.31)%	6.96%	10.91%	5.30	% (7)
Net assets, at end of period (000s)	$8,519	$7,047	$17,779	$25,056	$13,604
Ratio of gross expenses to average net assets (4)(6)	1.85%	1.78%	1.61%	1.63%	1.72	% (5)
Ratio of net expenses to average net assets (6)	1.49%	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) to average net assets (6)(8)	(0.42)%	0.37%	(0.05)%	(0.09)%	0.30	% (5)
Portfolio Turnover Rate	560%	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class A shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class C	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.06	$11.46	$11.46	$10.46	$10.00
Activity from investment operations:
Net investment loss (2)	(0.11)	(0.03)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain / (loss) on investments	1.51	(1.02)	0.78	1.10	0.54
Total from investment operations	1.40	(1.05)	0.69	1.04	0.46
Less distributions from:
Net realized gains	—	(0.35)	(0.69)	(0.04)	—
Total distributions	—	(0.35)	(0.69)	(0.04)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.46	$10.06	$11.46	$11.46	$10.46
Total return (3)	13.92%	(8.95)%	6.15%	9.97%	4.60	% (7)
Net assets, at end of period (000s)	$11,637	$12,104	$26,079	$24,709	$14,578
Ratio of gross expenses to average net assets (4)(6)	2.60%	2.53%	2.36%	2.38%	2.47	% (5)
Ratio of net expenses to average net assets (6)	2.24%	2.24%	2.24%	2.24%	2.24	% (5)
Ratio of net investment loss to average net assets (6)(8)	(1.05)%	(0.31)%	(0.80)%	(0.56)%	(0.77	)% (5)
Portfolio Turnover Rate	560%	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class C shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and / or reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class I	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.45	$11.77	$11.66	$10.57	$10.00
Activity from investment operations:
Net investment income/(loss) (2)	(0.02)	0.07	0.02	0.05	0.01
Net realized and unrealized gain / (loss) on investments	1.59	(1.04)	0.79	1.12	0.56	(10)
Total from investment operations	1.57	(0.97)	0.81	1.17	0.57
Less distributions from:
Net investment income	(0.10)	—	(0.01)	(0.04)	—
Net realized gains	—	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.10)	(0.35)	(0.70)	(0.08)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.92	$10.45	$11.77	$11.66	$10.57
Total return (3)	15.10%	(8.01)%	7.16%	11.09%	5.70	% (7)
Net assets, at end of period (000s)	$35,793	$14,431	$50,191	$67,546	$27,240
Ratio of gross expenses to average net assets (4)(6)	1.60%	1.53%	1.36%	1.38%	1.47	% (5)
Ratio of net expenses to average net assets (6)	1.24%	1.24%	1.24%	1.24%	1.24	% (5)
Ratio of net investment income/(loss) to average net assets (6)(8)	(0.17)%	0.67%	0.20%	0.47%	0.06	% (5)
Portfolio Turnover Rate	560%	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class I shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its fees and / or reimbused expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30, 2020	September 30, 2019 (1)		September 30, 2020	September 30, 2019 (1)		September 30, 2020	September 30, 2019 (1)
Net asset value, beginning of period	$11.08	$10.00		$11.08	$10.00		$11.09	$10.00
Activity from investment operations:
Net investment loss (2)	(0.01)	(0.06)		(0.01)	(0.06)		(0.01)	(0.01)
Net realized and unrealized gain on investments	1.83	1.14		1.85	1.14		1.85	1.10
Total from investment operations	1.82	1.08		1.84	1.08		1.84	1.09
Less distributions from:	—	—
Net realized gains	(0.13)	—		(0.13)	—		(0.13)	—
Total distributions	(0.13)	—		(0.13)	—		(0.13)	—
Net asset value, end of period	$12.77	$11.08		$12.79	$11.08		$12.80	$11.09
Total return (3)	16.52%	10.80	% (6)	16.70%	10.80	% (6)	16.69%	10.90	% (6)
Net assets, at end of period	$371	$5,256		$13	$11		$6,053,888	$1,974,407
Ratio of gross expenses to average net assets (4)	4.14%	13.38	% (5)	4.89%	14.13	% (5)	3.89%	13.13	% (5)
Ratio of net expenses to average net assets	1.24%	1.24	% (5)	1.99%	1.99	% (5)	0.99%	0.99	% (5)
Ratio of net investment loss to average net assets	(0.30)%	(0.38	)% (5)	(1.05)%	(1.13	)% (5)	(0.05)%	(0.13	)% (5)
Portfolio Turnover Rate	296%	149	% (6)	296%	149	% (6)	296%	149	% (6)

(1)	The Pinnacle TrendRating Innovative Equity Fund Class A, Class C and Class I shares commenced operations on December 3, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and / or reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See Accompanying Notes to Financial Statements.

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of Pinnacle Sherman Multi-Strategy Core Fund is to seek high total return with reasonable risk. The investment objective of Pinnacle TrendRating Innovative Equity Fund is to seek high total return. Pinnacle Sherman Multi-Strategy Core Fund commenced operations on October 1, 2015. Pinnacle TrendRating Innovative Equity Fund commenced operations on December 3, 2018.

Each Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their NAVs. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Cash and Cash Equivalents – Cash and cash equivalents includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy. As of September 30, 2020, Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund had deposits with MUFG Union Bank of $8,098,061 representing 14.47% of net assets, and $116,609 representing 1.93% of net assets, respectively.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Funds’ investments measured at fair value:

Pinnacle Sherman Multi-Strategy Core Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$13,274,401	$—	$—	$13,274,401
Exchange Traded Funds - Equity	41,658,578	—	—	41,658,578
Total	$54,932,979	$—	$—	$54,932,979

Pinnacle TrendRating Innovative Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$5,329,484	$—	$—	$5,329,484
REITs	619,724	—	—	619,724
Total	$5,949,208	$—	$—	$5,949,208

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for classification by asset class.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of a Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the period ended September 30, 2017 to September 30, 2019 for the Funds or expected to be taken in the Funds’ September 30, 2020 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019) and foreign jurisdictions where a Fund makes significant investments; however, each Fund is not aware of any tax positions for which it

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
Pinnacle Sherman Multi-Strategy Core Fund	$210,684,496	$194,836,096
Pinnacle TrendRating Innovative Equity Fund	15,767,594	12,359,774

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

4.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds. For the year ended September 30, 2020, the redemption fees paid to the Funds were as follows:

Pinnacle Sherman Multi-Strategy Core Fund

Redemption Fee
Class A	$76
Class C	4
Class I	271

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Funds’ investment adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Trust on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of Pinnacle Sherman Multi-Strategy Core Fund, and 0.75% of average daily net assets for TrendRating Innovative Equity Fund paid monthly. For the year ended September 30, 2020, Pinnacle Sherman Multi-Strategy Core Fund, and Pinnacle TrendRating Innovative Equity Fund incurred $355,766, and $32,976 in advisory fees respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2021 for Pinnacle Sherman Multi-Strategy Core Fund and January 31, 2021 for the Pinnacle TrendRating Innovative Equity Fund, to waive a portion of its advisory fees and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets for Pinnacle Sherman Multi- Strategy Core Fund; and 1.24% per annum of Class A average daily net assets, 1.99% per annum for Class C average daily net assets, and 0.99% per annum for Class I average daily net assets for Pinnacle TrendRating Innovative Equity Fund (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

than the expense limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lesser of the expense limitation in place at the time of the waiver or at the time of the reimbursement. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation then in place or in place at time of waiver, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2020, the Adviser of Pinnacle Sherman Multi-Strategy Core Fund, and Pinnacle TrendRating Innovative Equity Fund waived and/or reimbursed $136,108 and $127,954, respectively in advisory fees or expenses pursuant to the Waiver Agreement.

The following amounts are subject to recapture until the following dates:

	9/30/2021	9/30/2022	9/30/2023
Pinnacle Sherman Multi-Strategy Core Fund	$131,985	$162,100	$136,108
Pinnalce TrendRating Innovative Equity Fund	—	116,003	127,954

Distributor – The Trust, on behalf of the Funds, has adopted the Trust’s Class A and Class C Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, the Funds incurred distribution fees during the year ended September 30, 2020 as follows:

	Class A	Class C
Pinnacle Sherman Multi-Strategy Core Fund	$16,616	$111,294
Pinnacle TrendRating Innovative Equity Fund	8	—

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended September 30, 2020, the Distributor received $21,869 from front-end sales charge of which $3,322 was retained by the principal underwriter or other affiliated broker-dealers for Pinnacle Multi-Strategy Core Fund Class A. The underwriter received no commissions for the Pinnacle TrendRating Fund.

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to each Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Adviser. As of September 30, 2020, the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Funds:

		Percentage of Voting Securities as of
Fund	Shareholder	September 30, 2020
Pinnacle Sherman Multi-Strategy Core Fund	Pershing LLC	31.2%
Pinnacle TrendRating Innovative Equity Fund	National Financial Services LLC	78.8%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective unrealized appreciation and depreciation at September 30, 2020, were as follows:

	Cost for	Gross	Gross	Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Fund	purposes	Appreciation	Depreciation	Appreciation
Pinnacle Sherman Multi-Strategy Core	$49,620,086	$6,038,964	$(726,071)	$5,312,893
Pinnacle TrendRating Innovative Equity Fund	5,243,791	818,620	(113,203)	705,417

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The tax character of fund distributions paid for the year ended September 30, 2020 and September 30, 2019 was as follows:

	For the year ended September 30, 2020
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Pinnacle Sherman Multi-Strategy Core Fund	$139,004	$—	$447	$139,451
Pinnacle Trend Rating Innovative Equity Fund	29,901	—	—	29,901

	For the year/period ended September 30, 2019
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Pinnacle Sherman Multi-Strategy Core Fund	$1,580,031	$933,142	$—	$2,513,173
Pinnacle Trend Rating Innovative Equity Fund	—	—	—	—

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Losses)	Earnings/(Losses)
Pinnacle Sherman Multi-Strategy Core Fund	$—	$—	$(3,501,552)	$—	$—	$5,312,893	$1,811,341
Pinnacle Trend Rating Innovative Equity Fund	778	8,037	—	—	(4,555)	705,417	$709,677

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Pinnacle Trend Rating Innovative Equity Fund incurred and elected to defer such late year losses of $4,555.

At September 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-Expiring	Non-Expiring
Fund	Short-Term	Long-Term	Total
Pinnacle Sherman Multi-Strategy Core Fund	$3,501,552	$—	$3,501,552
Pinnacle Trend Rating Innovative Equity Fund	—	—	—

As a result of the acquisition of another Fund, the Pinnacle Sherman Multi-Strategy Fund acquired $1,604,716 of short-term capital loss carryover, which is available to offset future capital gains. As a

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

result of a change in control due to the merger, these capital losses are subject to an annual limitation of $141,535 (prorated in the initial year) under IRC Section 382.

Permanent book and tax differences, primarily attributable to the tax treatment of the Funds net operating losses and the target fund’s capital loss carryforward acquired as a result of a merger, resulted in reclassifications for the year ended September 30, 2020 as follows:

	Paid	Accumulated
	In	Earnings/
Fund	Capital	(Losses)
Pinnacle Sherman Multi-Strategy Core Fund	$1,455,898	$(1,455,898)
Pinnacle Trend Rating Innovative Equity Fund	—	—

8.	FUND REORGANIZATION

The Board, after careful consideration, approved the reorganization of the Pinnacle Sherman Tactical Allocation Fund into the Pinnacle Sherman Multi-Strategy Core Fund. The plan of the reorganization provides for the transfer of all the assets and the presumption of the liabilities of the Pinnacle Sherman Tactical Allocation Fund. The following table illustrates the specifics of the reorganization that occurred on March 27, 2020. The reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the ‘Code” for U.S. federal income tax purposes). The Pinnacle Sherman Tactical Allocation Fund’s securities were recorded at fair value, however the cost basis of the investments received from the Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes.

Pinnacle Funds Pre Merger			Pinnacle Funds Post Merger
	Pinnacle Sherman Tactical Allocation Fund			Pinnacle Sherman Tactical Allocation Fund
	Shares	Net Assets		Shares	Net Assets
Class A	370,955	$3,452,626	Class A	—	$—
Class C	62,245	557,691	Class C	—	—
Class I	500,364	4,672,797	Class I	—	—
Total	933,564	$8,683,114	Total	—	$—

	Pinnacle Sherman Multi-Strategy Core Fund			Pinnacle Sherman Multi-Strategy Core Fund
	Shares	Net Assets		Shares	Net Assets
Class A	400,898	$3,868,989	Class A	758,654	$7,321,615
Class C	1,005,024	9,424,650	Class C	1,064,495	9,982,341
Class I	1,126,894	10,932,984	Class I	1,608,532	15,605,781
Total	2,532,816	$24,226,623	Total	3,431,681	$32,909,737

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Pinnacle Sherman Tactical Allocation Fund that have been included in the Pinnacle Sherman Multi-Strategy Core Fund’s Statement of Operations since March 27, 2020. The Pinnacle

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Sherman Tactical Allocation Fund had the below capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total
$—	$970,321	$—	$970,321

Assuming the Reorganization had been completed on March 27, 2020, the Pinnacle Sherman Multi-Strategy Core Fund’s pro forma results of operations for the year ended September 30, 2020, are as follows:

Pro Forma (unaudited)
Net Investment Loss	$(114,270)
Net Realized and Unrealized Gain on Investments	5,664,377
Net Increase in Net Assets Resulting from Operations	$5,550,107

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pinnacle Sherman Multi-Strategy Core Fund	For the year ended September 30, 2020	For the years ended September 30, 2020 and 2019	For the years ended September 30, 2020, 2019, 2018 and 2017 and the period ended September 30, 2016
Pinnacle TrendRating Innovative Equity Fund	For the year ended September 30, 2020	For the year ended September 30, 2020 and the period ended September 30, 2019	For the year ended September 30, 2020 and the period ended September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Pinnacle Family Advisors, LLC since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 30, 2020

PINNACLE FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
		Beginning
	Fund’s	Account	Ending	Expenses	Ending	Expenses
	Annualized	Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/20	9/30/20	Period	9/30/20	Period

Pinnacle Sherman Multi-Strategy Core Fund – Class A	1.49%	$1,000.00	$1,211.90	$ 8.24	$1,017.55	$ 7.52
Pinnacle Sherman Multi-Strategy Core Fund – Class C	2.24%	$1,000.00	$1,206.30	$12.36	$1,013.80	$11.28
Pinnacle Sherman Multi-Strategy Core Fund – Class I	1.24%	$1,000.00	$1,212.60	$ 6.86	$1,018.80	$ 6.26
Pinnacle TrendRating Innovative Equity Fund – Class A	1.24%	$1,000.00	$1,241.00	$ 6.95	$1,018.80	$ 6.26
Pinnacle TrendRating Innovative Equity Fund – Class C	1.99%	$1,000.00	$1,243.00	$11.16	$1,015.05	$10.02
Pinnacle TrendRating Innovative Equity Fund – Class I	0.99%	$1,000.00	$1,242.70	$ 5.55	$1,020.05	$ 5.00

*	Expenses are equal to the average account value over the period, multiplied by a Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and their cash holdings and access to other funding sources.

During the fiscal period ended September 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Renewal of Advisory Agreement – Pinnacle Sherman Multi-Strategy Core Fund*

In connection with a meeting held on May 28-29, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to the Fund. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board considered that the Adviser was founded in 2008, managed approximately $197 million in assets and provided independent financial and investment services to individuals, families and businesses. The Board reviewed the background of the key investment personnel servicing the Fund, taking into consideration their education and financial industry experience. The Board discussed that Pinnacle Family Advisors, LLC (“PFA”) performed ongoing research and analysis of tactical signals from models developed by W.E. Sherman & Co. to determine the equity, fixed income and cash allocations for the Fund. The Board examined the risks associated with the Fund’s strategy, acknowledging that the Adviser had identified model adherence risk as key risk, and had taken steps to increase its flexibility with respect to taking defensive positions. The Board reviewed the Adviser’s compliance monitoring procedures, noting that the Adviser used checklists to monitor investment restrictions and pre-trade/post-trade items, in addition to monthly and quarterly testing. The Board observed that the Adviser used one firm as its executing broker, and that an independent service confirmed best execution. The Board concluded that the Adviser had strong procedures in place to manage the Fund and had demonstrated the ability to provide necessary oversight for risk and compliance. The Board concluded that it could expect the Adviser to continue to provide service to the Fund and its shareholders consistent with the objectives and risks described in the Fund’s materials.

Performance.

The Board observed that the Fund outperformed its peer group and Morningstar category for the 1-year period, and slightly underperformed its benchmark. The Board considered that for the 3-year and since inception periods, the Fund underperformed its benchmark, peer group and Morningstar category. The Board acknowledged the positive trend in performance, which appeared to be a result of the model adjustment. The Board discussed the Fund’s performance during the COVID-19 period, noting that from the benchmark index peak in February to its low

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

in March, the Fund outperformed its benchmark, returning -20.98% while the benchmark returned -30.01%. The Board noted that from the benchmark low to April 15, 2020, the Fund recovered and returned 13.78%, but underperformed the benchmark which returned 17.66%. The Board considered that year-to-date performance as of April 15, 2020 showed the Fund with -6.06% returns, which represented significant outperformance of the benchmark index. Acknowledging the Fund’s performance appeared to be trending in a positive direction overall, the Board concluded that the Adviser had the potential to provide reasonable results to the Fund and its shareholders.

Fees and Expenses.

The Board noted that the Fund’s annual advisory fee of 1.00% aligned with the peer group median and average, but was higher than the Morningstar category median and average, which were both 0.79%. The Board observed that the Fund’s net expense ratio was 1.24%, which was lower than the peer group median and average, but higher than the Morningstar category median and average of 1.07% and 1.04%, respectively. The Board considered that the Fund’s fees and expenses were generally in line with the peer group, and that the Fund was smaller than many of the funds within the Morningstar category The Board further acknowledged that with respect to total expenses, many other funds in the category did not invest in ETFs and as a result did not have acquired fund fees and expenses imbedded in their expense ratios. Given these considerations, the Board concluded that the advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board remarked on the size of the Fund and its prospects for growth, noting that the Adviser was willing to discuss breakpoints when the Pinnacle Funds’ combined assets under management was over $500 million. They considered the benefits of the expense caps provided by the Adviser to the Fund. After discussion, the Board concluded that the Fund had not achieved meaningful economies of scale. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of the Fund and acknowledged that the Adviser earned a profit from the Fund, before distribution expenses. The Board acknowledged the Adviser’s belief that the profits were reasonable given the services provided by the Adviser and the regulatory and fiduciary responsibilities related to managing a mutual fund. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Renewal of Advisory Agreement – Pinnacle TrendRating Innovative Equity Fund*

In connection with a meeting held on May 28-29, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to the Fund. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board considered that the Adviser was founded in 2008, managed approximately $197 million in assets and provided independent financial and investment services to individuals, families and businesses. The Board reviewed the background of the key investment personnel servicing the Fund, taking into consideration their education and financial industry experience. The Board discussed that for the Fund, the Adviser performed ongoing research and analysis of the TrendRating Smart Momentum Scores provided by TrendRating S.A. in order to rank individual stocks determined to be more effective in capturing medium to long term price trends. The Board examined the risks associated with the Fund’s strategy, acknowledging that the Adviser had identified model adherence risk as key risk, and had taken steps to increase its flexibility with respect to taking defensive positions. The Board reviewed the Adviser’s compliance monitoring procedures, noting that the Adviser used checklists to monitor investment restrictions and pre-trade/post-trade items, in addition to monthly and quarterly testing. The Board observed that the Adviser used one firm as its executing broker, and that an independent service confirmed best execution. The Board concluded that the Adviser had strong procedures in place to manage the Fund and had demonstrated the ability to provide necessary oversight for risk and compliance. The Board concluded that it could expect the Adviser to continue to provide service to the Fund and its shareholders consistent with the objectives and risks described in the Fund’s materials.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Performance.

The Board discussed that the Fund commenced operations on December 03, 2018 and had limited performance history to evaluate. The Board noted that the Fund had outperformed its peer group and benchmark index for the 1-year period and slightly underperformed the Morningstar category. The Board considered that the Fund had returned 16.70% since inception, but underperformed its Morningstar category, peer group and benchmark index during that period. The Board acknowledged that the Adviser did not agree with the Fund’s “Large Growth” classification from Morningstar, noting that the Fund’s strategy was not growth oriented. The Board observed that for the 1-year period, the Fund ranked in the top quartile for standard deviation and Sharpe ratio. The Board discussed the Fund’s COVID-19 related performance, commenting that the Fund outperformed its benchmark during the period from peak of the benchmark index to bottom, where the Fund returned -31.53% while the benchmark index returned -33.79%. The Board considered that from the low point of the benchmark index to April 15, 2020, the Fund recovered and returned 21.11%, underperforming the index, which returned 24.56%. The Board observed that under normal circumstances the Fund would be fully invested, but due to the volatility of the markets, the model identified few stocks for investment and the Adviser increased the cash position of the Fund. The Board considered that remaining partially invested contributed to the Fund’s positive rebound after the market downturn. The Board concluded that although the Fund was still a relatively new fund, the Board agreed that the Adviser had the potential to provide reasonable results for the Fund and its shareholders.

Fees and Expenses.

The Board remarked that the Fund’s 0.75% annual advisory fee was higher than the peer group median and average of 0.65% and 0.63%, respectively, and higher than the Morningstar category median and average of 0.66% and 0.65%, respectively. The Board noted that the Fund’s net expense ratio of 0.99%, was higher than the peer group median and average and Morningstar category median and average, which ranged from 0.78% to 0.85%. The Board considered that the Fund was a relatively small fund compared to others in the peer group, and that the Fund was actively managed. Given these considerations, the Board concluded that the advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board remarked on the size of the Fund and its prospects for growth, noting that the Adviser was willing to discuss breakpoints when the Fund’s combined assets under management was over $500 million. They considered the benefits of the expense caps provided by the Adviser to the Fund. After discussion, the Board concluded that the Fund had not achieved meaningful economies of scale. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of the Fund and acknowledged that the Adviser was operating the Fund at a loss.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

The Board acknowledged the Adviser’s belief that the profits were reasonable given the services provided by the Adviser and the regulatory and fiduciary responsibilities related to managing a mutual fund. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The address of each Trustee and officer is 4221 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Independent Trustees
Name, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/20-NLFT III-v2

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Officers of the Trust

Name, Year of Birth	Position Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

9/30/20-NLFT III-v2

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT. Form NPORT is available on the SEC’s website at http://www.sec.gov. The information on Form NPORT is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER
Pinnacle Family Advisors, LLC
620 W. Republic Road, Ste. 104
Springfield, MO 65807

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020

Pinnacle Multi-Strategy Core Fund – $13,500

Pinnacle TrendRating Innovative Equity Fund – $13,500

2019

Pinnacle Multi-Strategy Core Fund – $13,500

Pinnacle TrendRating Innovative Equity Fund – $13,500

(b)	Audit-Related Fees

2020

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

2019

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

(c)	Tax Fees

2020

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

2019

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

2019

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

2019

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/07/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/07/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/07/20